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                                                                 EXHIBIT 10.11


                         COMPENSATION ARRANGEMENTS FOR
                            NAMED EXECUTIVE OFFICERS


     Compensation paid to Louis v. Bellucci, Sr., Richard B. Handler, Jeremiah
P. O'Grady and Clifford A. Siegel consists of a base salary and/or draw and an annual bonus which is determined by departmental or divisional profitability.